Exhibit 99.2

IMC Home Equity Loan Trust 1997-2

The information included herein is produced and provided exclusively by Paine Webber Incorporated ("PW") as underwriter for the IMC Home Equity Loan Trust 1997-2 transaction, and not by or as agent for Industry Mortgage Company, L.P. or any of its affiliates (collectively, the "Depositor"). The Depositor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PW's knowledge and is based on information provided by the Depositor. PW makes no representations as to the accuracy of such information provided by the Depositor.

The information herein is preliminary, and will be superseded by the applicable prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission.

All opinions and conclusions in this report reflect PW's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PW does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PW (or any of its affiliates) or their officers, directors, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PW has not addressed the legal, accounting and tax implications of the analysis with respect to you and PW strongly urges you to seek advice from your counsel, accountant and tax advisor.

Information Relating to the Certificates (page 1 of 5)


TRANSACTION SUMMARY (a), (b)
---------------- -------------- ------------ -------------- ------------ ------------ ------------- ----------------
                                               Estimated     Estimated    Estimated    Estimated
                                                  WAL        Modified     Principal    Principal       Expected
                  Approximate                 to Maturity    Duration      Lockout       Window         Ratings
  Certificate        Size         Coupon        (years)       (years)     (months)      (months)     (Moody's/S&P)
---------------- -------------- ------------ -------------- ------------ ------------ ------------- ----------------

Class A-1        $ 126,643,000     Fixed         0.90          0.84         none           22         Aaa/AAA (b)
Class A-2        $  35,021,000     Fixed         2.10          1.90           21            8         Aaa/AAA (b)
Class A-3        $  63,371,000     Fixed         3.20          2.78           28           22         Aaa/AAA (b)
Class A-4        $  42,030,000     Fixed         5.20          4.20           49           30         Aaa/AAA (b)
Class A-5        $  13,437,000     Fixed         7.40          5.51           78           23         Aaa/AAA (b)
Class A-6        $  22,498,000     Fixed        11.17          7.23          100           76         Aaa/AAA (b)
Class A-7        $  27,000,000     Fixed         7.02          5.23           36          140         Aaa/AAA (b)
Class A-8        $  70,000,000   Floating        3.25          2.68         none          211         Aaa/AAA (b)
---------------- -------------- ------------ -------------- ------------ ------------ ------------- ----------------

Notes:     (a)  100% Prepayment Assumption: For the Fixed Rate Group, 4.0%
                CPR in month 1, and an additional 1.818% per annum in each month thereafter until month 12. On and after month 12, 24% CPR. For the Adjustable Rate Group, constant 25% CPR.
           (b)  MBIA surety bond.

Class A-1 (to maturity)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                        0%        12%         18%        24%         30%         36%
------------------------------------------------------------------------------------------------------------
Average Life (years)                         9.59       1.61        1.14       0.90        0.75        0.65
Modified Duration (years)                    6.47       1.46        1.06       0.84        0.71        0.62
First Principal Payment                   4/21/97    4/21/97     4/21/97    4/21/97     4/21/97     4/21/97
Last Principal Payment                   11/20/11    8/20/00     7/20/99    1/20/99     8/20/98     6/20/98
Principal Lockout (months)                   none       none        none       none        none        none
Principal Window (months)                     176         41          28         22          17          15
Illustrative Yield @ Par (30/360)          6.678%     6.492%      6.402%     6.318%      6.239%      6.165%
------------------------------------------------------------------------------------------------------------

Class A-2 (to maturity)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                        0%        12%         18%        24%         30%         36%
------------------------------------------------------------------------------------------------------------
Average Life (years)                        14.67       4.09        2.77       2.10        1.69        1.41
Modified Duration (years)                    9.13       3.48        2.45       1.90        1.55        1.31
First Principal Payment                  11/20/11    8/20/00     7/20/99    1/20/99     8/20/98     6/20/98
Last Principal Payment                   11/20/11    1/20/02     6/20/00    8/20/99     2/20/99    10/20/98
Principal Lockout (months)                    175         40          27         21          16          14
Principal Window (months)                       1         18          12          8           7           5
Illustrative Yield @ Par (30/360)          6.674%     6.612%      6.570%     6.529%      6.487%      6.445%
------------------------------------------------------------------------------------------------------------


                                [GRAPHIC OMITTED]

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

IMC Home Equity Loan Trust 1997-2

The information included herein is produced and provided exclusively by Paine Webber Incorporated ("PW") as underwriter for the IMC Home Equity Loan Trust 1997-2 transaction, and not by or as agent for Industry Mortgage Company, L.P. or any of its affiliates (collectively, the "Depositor"). The Depositor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PW's knowledge and is based on information provided by the Depositor. PW makes no representations as to the accuracy of such information provided by the Depositor.

The information herein is preliminary, and will be superseded by the applicable prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission.

All opinions and conclusions in this report reflect PW's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PW does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PW (or any of its affiliates) or their officers, directors, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PW has not addressed the legal, accounting and tax implications of the analysis with respect to you and PW strongly urges you to seek advice from your counsel, accountant and tax advisor.

Information Relating to the Certificates (page 2 of 5)

Class A-3 (to maturity)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                        0%        12%         18%        24%         30%         36%
------------------------------------------------------------------------------------------------------------
Average Life (years)                        14.67       6.58        4.34       3.20        2.52        2.07
Modified Duration (years)                    9.01       5.12        3.63       2.78        2.24        1.87
First Principal Payment                  11/20/11    1/20/02     6/20/00    8/20/99     2/20/99    10/20/98
Last Principal Payment                   11/20/11    1/20/06    12/20/02    5/20/01     6/20/00    11/20/99
Principal Lockout (months)                    175         57          38         28          22          18
Principal Window (months)                       1         49          31         22          17          14
Illustrative Yield @ Par (30/360)          6.868%     6.837%      6.809%     6.778%      6.747%      6.715%
------------------------------------------------------------------------------------------------------------


Class A-4 (to maturity)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                        0%        12%         18%        24%         30%         36%
------------------------------------------------------------------------------------------------------------
Average Life (years)                        15.92      11.11        7.32       5.20        3.98        3.19
Modified Duration (years)                    9.20       7.40        5.50       4.20        3.35        2.76
First Principal Payment                  11/20/11    1/20/06    12/20/02    5/20/01     6/20/00    11/20/99
Last Principal Payment                    6/20/16    1/20/11     8/20/06   10/20/03     2/20/02     2/20/01
Principal Lockout (months)                    175        105          68         49          38          31
Principal Window (months)                      56         61          45         30          21          16
Illustrative Yield @ Par (30/360)          7.216%     7.206%      7.189%     7.168%      7.145%      7.121%
------------------------------------------------------------------------------------------------------------


Class A-5 (to maturity)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                        0%        12%         18%        24%         30%         36%
------------------------------------------------------------------------------------------------------------
Average Life (years)                        21.38      14.52       10.47       7.40        5.42        4.25
Modified Duration (years)                   10.40       8.63        7.05       5.51        4.32        3.53
First Principal Payment                   6/20/16    1/20/11     8/20/06   10/20/03     2/20/02     2/20/01
Last Principal Payment                    3/20/21   11/20/11    10/20/08    8/20/05     3/20/03    11/20/01
Principal Lockout (months)                    230        165         112         78          58          46
Principal Window (months)                      58         11          27         23          14          10
Illustrative Yield @ Par (30/360)          7.478%     7.470%      7.460%     7.444%      7.425%      7.404%
------------------------------------------------------------------------------------------------------------



                                [GRAPHIC OMITTED]

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

IMC Home Equity Loan Trust 1997-2

The information included herein is produced and provided exclusively by Paine Webber Incorporated ("PW") as underwriter for the IMC Home Equity Loan Trust 1997-2 transaction, and not by or as agent for Industry Mortgage Company, L.P. or any of its affiliates (collectively, the "Depositor"). The Depositor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PW's knowledge and is based on information provided by the Depositor. PW makes no representations as to the accuracy of such information provided by the Depositor.

The information herein is preliminary, and will be superseded by the applicable prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission.

All opinions and conclusions in this report reflect PW's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PW does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PW (or any of its affiliates) or their officers, directors, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PW has not addressed the legal, accounting and tax implications of the analysis with respect to you and PW strongly urges you to seek advice from your counsel, accountant and tax advisor.

Information Relating to the Certificates (page 3 of 5)

Class A-6 (to maturity)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                        0%        12%         18%        24%         30%         36%
------------------------------------------------------------------------------------------------------------
Average Life (years)                        26.97      15.68       13.86      11.17        8.53        6.38
Modified Duration (years)                   11.14       8.86        8.29       7.23        6.00        4.83
First Principal Payment                   3/20/21   11/20/11    10/20/08    8/20/05     3/20/03    11/20/01
Last Principal Payment                    8/20/26    9/20/19     7/20/14   11/20/11     5/20/11    11/20/08
Principal Lockout (months)                    287        175         138        100          71          55
Principal Window (months)                      66         95          70         76          99          85
Illustrative Yield @ Par (30/360)          7.665%     7.656%      7.653%     7.645%      7.634%      7.618%
------------------------------------------------------------------------------------------------------------

Class A-7 "LOCK BOND" (to maturity)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                        0%        12%         18%        24%         30%         36%
------------------------------------------------------------------------------------------------------------
Average Life (years)                        13.21       8.96        7.84       7.02        6.39        5.91
Modified Duration (years)                    8.20       6.22        5.65       5.23        4.88        4.60
First Principal Payment                   4/20/00    4/20/00     4/20/00    4/20/00     4/20/00     4/20/00
Last Principal Payment                   11/20/11   11/20/11    11/20/11   11/20/11     5/20/11    10/20/08
Principal Lockout (months)                     36         36          36         36          36          36
Principal Window (months)                     140        140         140        140         134         103
Illustrative Yield @ Par (30/360)          7.191%     7.176%      7.170%     7.165%      7.160%      7.155%
------------------------------------------------------------------------------------------------------------

Class A-8 (to maturity)

------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Constant CPR                                0.00%     12.50%      18.75%     25.00%      31.25%      37.50%
------------------------------------------------------------------------------------------------------------
Average Life (years)                        21.10       6.52        4.41       3.25        2.52        2.02
Modified Duration (years)                   11.41       4.70        3.45       2.68        2.16        1.77
First Principal Payment                   4/21/97    4/21/97     4/21/97    4/21/97     4/21/97     4/21/97
Last Principal Payment                    9/20/26   10/20/24    12/20/19   10/20/14     1/20/11     4/20/08
Principal Lockout (months)                   none       none        none       none        none        none
Principal Window (months)                     354        331         273        211         166         133
Illustrative Yield @ Par (30/360)          5.769%     5.770%      5.771%     5.772%      5.773%      5.774%
------------------------------------------------------------------------------------------------------------


                                [GRAPHIC OMITTED]

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

IMC Home Equity Loan Trust 1997-2

The information included herein is produced and provided exclusively by Paine Webber Incorporated ("PW") as underwriter for the IMC Home Equity Loan Trust 1997-2 transaction, and not by or as agent for Industry Mortgage Company, L.P. or any of its affiliates (collectively, the "Depositor"). The Depositor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PW's knowledge and is based on information provided by the Depositor. PW makes no representations as to the accuracy of such information provided by the Depositor.

The information herein is preliminary, and will be superseded by the applicable prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission.

All opinions and conclusions in this report reflect PW's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PW does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PW (or any of its affiliates) or their officers, directors, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PW has not addressed the legal, accounting and tax implications of the analysis with respect to you and PW strongly urges you to seek advice from your counsel, accountant and tax advisor.

Information Relating to the Certificates (page 4 of 5)

** Class A-5 (to 10% clean-up call)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                        0%        12%         18%        24%         30%         36%
------------------------------------------------------------------------------------------------------------
Average Life (years)                        21.38      14.52       10.34       7.39        5.42        4.25
Modified Duration (years)                   10.40       8.63        7.00       5.51        4.32        3.53
First Principal Payment                   6/20/16    1/20/11     8/20/06   10/20/03     2/20/02     2/20/01
Last Principal Payment                    3/20/21   11/20/11     1/20/08    5/20/05     3/20/03    11/20/01
Principal Lockout (months)                    230        165         112         78          58          46
Principal Window (months)                      58         11          18         20          14          10
Illustrative Yield @ Par (30/360)          7.478%     7.470%      7.459%     7.444%      7.425%      7.404%
------------------------------------------------------------------------------------------------------------

** Class A-6 (to 10% clean-up call)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                        0%        12%         18%        24%         30%         36%
------------------------------------------------------------------------------------------------------------
Average Life (years)                        25.76      14.67       10.83       8.17        6.39        5.14
Modified Duration (years)                   10.98       8.58        7.15       5.89        4.90        4.11
First Principal Payment                   3/20/21   11/20/11     1/20/08    5/20/05     3/20/03    11/20/01
Last Principal Payment                    4/20/23   11/20/11     1/20/08    5/20/05     8/20/03     6/20/02
Principal Lockout (months)                    287        175         129         97          71          55
Principal Window (months)                      26          1           1          1           6           8
Illustrative Yield @ Par (30/360)          7.664%     7.654%      7.645%     7.633%      7.619%      7.604%
------------------------------------------------------------------------------------------------------------

** Class A-7 "LOCK BOND" (to 10% clean-up call)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                        0%        12%         18%        24%         30%         36%
------------------------------------------------------------------------------------------------------------
Average Life (years)                        13.21       8.96        7.48       6.44        5.55        4.82
Modified Duration (years)                    8.20       6.22        5.51       4.94        4.42        3.94
First Principal Payment                   4/20/00    4/20/00     4/20/00    4/20/00     4/20/00     4/20/00
Last Principal Payment                   11/20/11   11/20/11     1/20/08    5/20/05     8/20/03     6/20/02
Principal Lockout (months)                     36         36          36         36          36          36
Principal Window (months)                     140        140          94         62          41          27
Illustrative Yield @ Par (30/360)          7.191%     7.176%      7.169%     7.161%      7.152%      7.141%
------------------------------------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

IMC Home Equity Loan Trust 1997-2

The information included herein is produced and provided exclusively by Paine Webber Incorporated ("PW") as underwriter for the IMC Home Equity Loan Trust 1997-2 transaction, and not by or as agent for Industry Mortgage Company, L.P. or any of its affiliates (collectively, the "Depositor"). The Depositor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PW's knowledge and is based on information provided by the Depositor. PW makes no representations as to the accuracy of such information provided by the Depositor.

The information herein is preliminary, and will be superseded by the applicable prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission.

All opinions and conclusions in this report reflect PW's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PW does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PW (or any of its affiliates) or their officers, directors, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PW has not addressed the legal, accounting and tax implications of the analysis with respect to you and PW strongly urges you to seek advice from your counsel, accountant and tax advisor.

Information Relating to the Certificates (page 5 of 5)

** Class A-8 (to 10% clean-up call)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Constant CPR                                0.00%     12.50%      18.75%     25.00%      31.25%      37.50%
------------------------------------------------------------------------------------------------------------
Average Life (years)                        20.55       5.98        4.08       3.01        2.34        1.89
Modified Duration (years)                   11.29       4.51        3.31       2.55        2.05        1.68
First Principal Payment                   4/21/97    4/21/97     4/21/97    4/21/97     4/21/97     4/21/97
Last Principal Payment                    4/20/23   11/20/11     1/20/08    5/20/05     8/20/03     6/20/02
Principal Lockout (months)                   none       none        none       none        none        none
Principal Window (months)                     313        176         130         98          77          63
Illustrative Yield @ Par (30/360)          5.769%     5.770%      5.771%     5.772%      5.773%      5.774%
------------------------------------------------------------------------------------------------------------


                                [GRAPHIC OMITTED]

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

IMC Home Equity Loan Trust 1997-2
---------------------------------

The information included herein is produced and provided exclusively by Paine Webber Incorporated ("PW") as underwriter for the IMC Home Equity Loan Trust 1997-2 transaction, and not by or as agent for Industry Mortgage Company, L.P. or any of its affiliates (collectively, the "Depositor"). The Depositor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PW's knowledge and is based on information provided by the Depositor. PW makes no representations as to the accuracy of such information provided by the Depositor.

The information herein is preliminary, and will be superseded by the applicable prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission.

All opinions and conclusions in this report reflect PW's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PW does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PW (or any of its affiliates) or their officers, directors, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PW has not addressed the legal, accounting and tax implications of the analysis with respect to you and PW strongly urges you to seek advice from your counsel, accountant and tax advisor.

Information relating to the Collateral


                        Adjustable Rate Home Equity Loans
                 Preliminary characteristics of the Initial Home
                           Equity Loans as of 3/1/97:


Total Number of Loans:                                                             732

Total Outstanding Loan Balance:                                            $69,985,219

       Balloon (% of Total):                                                     0.21%

       Non-Balloon (% of Total):                                                99.79%

Average Loan Principal Balance:                                                $95,608              ($9,979 to $498,242)

Weighted Average CLTV :                                                         74.91%              (12.86% to 98.40%)

Weighted Average Coupon:                                                         9.74%              (6.50% to 15.16%)

Weighted Average Gross Margin:                                                   6.04%              (2.75% to 10.40%)

Weighted Average Lifetime Cap:                                                  16.06%              (10.38% to 58.00%)

Weighted Average Lifetime Floor:                                                 9.64%              (2.38 % to 15.00%)

Weighted Average Periodic Cap:                                                   1.56%              (0.13% to 10.00%)

Weighted Average Remaining Term to
Maturity (months):                                                                 352              (166 to 360)

Weighted Average Seasoning (months):                                                 6              (0 to 38)

Weighted Average Original Term (months):                                           359              (180 to 360)

Weighted Average Months to First Rate
Change:                                                                           7.23              (1 to 30)

Range of Original Terms:                                                    Non-Balloon                         Balloon
                                                                   -------------------------------  --------------------------------
                                                                      61 - 120:         0.00%           61 - 120:         0.00%
                                                                     121 - 180:         0.44%          121 - 180:         0.21%
                                                                     181 - 240:         0.20%
                                                                     241 - 300:         0.00%
                                                                     301 - 360:        99.15%

Lien Position:                                  1st Lien:                99.58%
                                                2nd Lien:                 0.42%

Index:                                        6-mo LIBOR:                50.06%
                                                1-yr CMT:                49.94%

Property Type:                    Single Family Detached:                96.45%            Condominium/Townhouse:        1.43%
                                  Single Family Attached:                 0.23%                            Other:        0.07%
                                              2-4 Family:                 1.82%
Occupancy Status:                         Owner Occupied:                95.83%
                                      Non-Owner Occupied:                 4.17%

Geographic Distribution:                                                    MI:             25.55%
(states not listed individually account                                     GA:             11.81%
for less than 5.00% of the Mortgage                                         CA:              6.99%
Loan principal balance)                                                     IL:              6.36%

Credit Quality:                                                              A:             48.25%
(per IMC's guidelines)                                                       B:             29.14%
                                                                             C:             17.58%
                                                                             D:              5.03%


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                                               [GRAPHIC OMITTED]

IMC Home Equity Loan Trust 1997-2
----------------------------------

The information included herein is produced and provided exclusively by Paine Webber Incorporated ("PW") as underwriter for the IMC Home Equity Loan Trust 1997-2 transaction, and not by or as agent for Industry Mortgage Company, L.P. or any of its affiliates (collectively, the "Depositor"). The Depositor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PW's knowledge and is based on information provided by the Depositor. PW makes no representations as to the accuracy of such information provided by the Depositor.

The information herein is preliminary, and will be superseded by the applicable prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission.

All opinions and conclusions in this report reflect PW's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PW does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PW (or any of its affiliates) or their officers, directors, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PW has not addressed the legal, accounting and tax implications of the analysis with respect to you and PW strongly urges you to seek advice from your counsel, accountant and tax advisor.

Information relating to the Collateral

                          Fixed Rate Home Equity Loans
                 Preliminary characteristics of the Initial Home
                           Equity Loans as of 3/1/97:


Total Number of Loans:                                                           5,334

Total Outstanding Loan Balance:                                           $329,867,131

       Balloon (% of Total):                                                    59.84%

       Level Pay (% of Total):                                                  40.16%

Average Loan Principal Balance:                                                $61,842                ($2,979 to $547,497)

Weighted Average CLTV :                                                         74.86%                (7.69% to 100.00%)

% of Pool with LTVs 85%:                                                       13.61%

Weighted Average Coupon:                                                        11.80%                (7.22% to 18.99%)

Weighted Average Remaining Term to Maturity (months):                              209                (13 to 360)

Weighted Average Seasoning (months):                                                 3                (0 to 89)

Weighted Average Original Term (months):                                           212                (15 to 360 )

Range of Original Terms:                                                     Level Pay                           Balloon
                                                                  ---------------------------------   ------------------------------
                                                                     Up to 60:          0.09%           Up to 60:        0.06%
                                                                     61 - 120:          1.63%           61 - 120:        0.34%
                                                                     121 - 180:        12.07%           121 - 180:       59.42%
                                                                     181 - 240:        11.35%           181 - 240:       0.01%
                                                                     241 - 300:         0.28%
                                                                     301 - 360:        14.76%

Lien Position:                                          1st Lien:               91.35%
                                                        2nd Lien:                8.65%

Property Type:                            Single Family Detached:               89.45%
                                          Single Family Attached:                1.67%
                                                      2-4 Family:                6.89%
                                           Condominium/Townhouse:                1.43%
                                                           Other:                0.56%

Occupancy Status:                                 Owner Occupied:               93.18%
                                              Non-Owner Occupied:                6.82%

Geographic Distribution:                                                       NY:         14.19%           MD:              6.07%
(states not listed individually account                                        MI:          8.32%           IL:              5.76%
for less than 5.00% of the Mortgage                                            FL:          8.03%
Loan principal balance)                                                        NJ:          6.31%

Credit Quality:                                                                 A:         43.83%
(per IMC's guidelines)                                                          B:         27.90%
                                                                                C:         22.67%
                                                                                D:          5.60%


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                                               [GRAPHIC OMITTED]